EXHIBIT 99.1

Sensus Announces Record Backlog Over $133 Million

Fiscal 2010 Third Quarter Financial Results and Earnings Call

Raleigh, NC (January 29, 2010) – Sensus, a leading technology company providing energy and water customers worldwide with innovative conservation products and services, today announced financial results for the fiscal third quarter ended December 26, 2009.

Total fiscal third quarter GAAP net sales of $140 million was consistent on a year-over-year basis. Consolidated net loss for the quarter was $24.2 million, and included an $8.9 million loss on restructuring, compared to a consolidated net loss of $22.3 million in the prior period. Adjusted Net Sales1 increased $16 million, or 9% year-over-year. Adjusted Gross Profit1 margin was 26.3%, representing a 60 basis point improvement over the same period in the prior year. Adjusted EBITDA1 of $21 million for the quarter was unchanged from the previous period. The Company continues its investment commitment in new product offerings with research and development investment as a percent of Adjusted Net Sales1 at 4.8% for the quarter, representing an 80 basis point increase from the prior year quarter.

“Sensus continues to drive on a fundamental strategy to serve our growing customer base with market leading products and services while delivering solid financial performance,” said Peter Mainz, Chief Executive Officer and President. “We continue on our commitment to support our customer’s effort in building the Smart Grid as evidenced by our shipment of over 5 million Sensus SmartPoint™ devices. We are also very pleased to announce that Nevada Energy has recently selected the Sensus Smart Grid technology solution. Nevada Energy’s system and product requirements are very demanding and showcase the capabilities of the Sensus FlexNet™ system,” he added.

Key Highlights for the Fiscal Third Quarter

•	Record backlog of over $133 million

•	Adjusted Net Sales[1] increased $16 million, a 9% increase over prior year

•	Adjusted Net Sales[1] book-to-bill[2] over 1.1 to 1

•	$32 million of cash-on-hand at December 26, 2009

Sensus’ products and solutions serve a broad range of electric, water and gas utility customers worldwide with approximately 200 AMI and Smart Grid projects in progress or completed.

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Fiscal Third Quarter Earnings Conference Call

A conference call with analysts to discuss these results will be held on February 4, 2010, at 11:00 AM (EST). To access the conference call, please dial 888-339-2688 (domestic access) or 617-847-3007 (international access) and reference Passcode: 88775641. It is recommended that you dial in five to ten minutes prior to the call to allow time for processing participant information. A replay of the call will be available until February 11, 2010, by dialing 888-286-8010 (domestic access) or 617-801-6888 (international access) and referencing Passcode: 83720669.

Investor Contacts:
Jeffrey J. Kyle	James J. Hilty
Chief Financial Officer	Vice President, Business Development
(919) 845-4013	(919) 845-4007
jeff.kyle@sensus.com	jim.hilty@sensus.com

About Sensus

Sensus is a time-tested technology and communications company providing data collection and metering solutions for water, gas and electric utilities around the world. Sensus is a transforming force for the utilities of tomorrow through its ability to help customers optimize resources, as well as to meet conservation and customer service objectives. Sensus customers rely on the Company for expert, reliable service in order to meet challenges and exceed goals. For more information, visit www.sensus.com.

FlexNet™ and SmartPoint™ are trademarks of Sensus USA Inc.

All statements in this release, other than historical facts, are made in reliance on the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters. The Company’s expectations expressed or implied in these forward-looking statements may turn out to be incorrect. The Company’s actual results could be materially different from its expectations because of various risks. These risks, some of which are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K (SEC File No. 333-113658) for the fiscal year ended March 31, 2009 as filed with the Securities and Exchange Commission on May 15, 2009, include the Company’s susceptibility to macroeconomic downturns in the United States and abroad, conditions in the residential, commercial and industrial construction markets and in the automotive industry, the Company’s dependence on new product development and intellectual property, the Company’s dependence on independent distributors and third-party contract manufacturers, automotive vehicle production levels and schedules, the Company’s substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risks that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, the Company’s ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which the Company operates, customer cancellations and other factors beyond the Company’s control.

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(1) Non-GAAP Measures

During the third quarter of fiscal 2010, Sensus continued the deployment of its new, advanced FlexNet® AMI solutions under contracts executed with several North American electric and gas utilities. These contracts, which extend up to 20 years and cover approximately 8.7 million electric and gas endpoints, contain significant hardware and software components as well as ongoing customer support. Due to the significant advanced technology and software and the absence of stand-alone customer support sales prices, customer billings and incremental direct costs related to these contracts are required to be deferred in accordance with U.S. GAAP for income statement recognition purposes and amortized ratably over the life of the contracts. This deferral has no impact on cash flow since billings to customers occur as the network infrastructure and related endpoints are deployed and the associated costs are incurred, generally over the first several years of the contract term. To enhance the comparability and usefulness of its financial information, the Company provides certain non-GAAP measures to describe more fully the results of its underlying business. Specifically, the Company utilizes the measures of Adjusted Net Sales, Adjusted EBITDA and Adjusted Gross Profit, which are defined as follows:

•

Adjusted Net Sales is defined as net sales as determined under U.S. GAAP adjusted to add back customer billings (net of amortization) related to multi-element contracts that have been deferred under the provisions of Accounting Standards Codification Topic 985-605, Software – Revenue Recognition (“ASC 985-605”), formerly SOP 97-2.

•

Adjusted EBITDA is defined as consolidated earnings before interest expense, depreciation and amortization, and income taxes plus (a) customer billings less the associated incremental direct costs (both net of amortization) related to multi-element contracts that have been deferred under ASC 985-605, (b) restructuring costs, (c) management fees and (d) acquisition-related costs, and adjusted for other nonrecurring items.

•

Adjusted Gross Profit is defined as gross profit as determined under U.S. GAAP adjusted to add back customer billings less the associated incremental direct costs (both net of amortization) related to multi-element contracts that have been deferred under ASC 985-605 plus acquisition-related costs, and adjusted for other nonrecurring items.

Information regarding Adjusted Net Sales, Adjusted EBITDA and Adjusted Gross Profit is provided because management considers these measures important in evaluating and understanding the Company’s operating and financial performance. Management believes these measures provide useful information for investors in trending, analyzing and benchmarking the performance and value of the business. Internally, the measures of Adjusted Net Sales and Adjusted EBITDA are used in our incentive compensation plans. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by adjusting for certain items that may not be indicative of our recurring core operating results. Management also believes that Adjusted Net Sales, Adjusted EBITDA and Adjusted Gross Profit provide important performance measures to our management and investors because they reflect customer billings (net of related incremental costs, in the case of Adjusted EBITDA and Adjusted Gross Profit) that we are required to defer under ASC 985-605. These measures help our management and investors to better quantify the growth of our AMI technology solutions business. However, these metrics for measuring the Company’s financial results may be different from comparable information provided by other companies and should not be used as an alternative to the Company’s operating and other financial information as determined under U.S. GAAP.

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A reconciliation of each of these non-GAAP measures to its most closely related U.S. GAAP measure is set out in the table below (in millions):

	Fiscal Quarter Ended December 26, 2009	Fiscal Quarter Ended December 27, 2008	Nine Months Ended December 26, 2009	Nine Months Ended December 27, 2008
Net sales	$140.4	$140.4	$438.7	$501.7
Customer billings from contracts deferred under ASC 985-605 (net of amortization)	53.4	37.1	157.3	88.2

Adjusted Net Sales	$193.8	$177.5	$596.0	$589.9

	Fiscal Quarter Ended December 26, 2009	Fiscal Quarter Ended December 27, 2008	Nine Months Ended December 26, 2009	Nine Months Ended December 27, 2008
Consolidated net loss	$(24.2)	$(22.3)	$(57.1)	$(29.4)
Depreciation and amortization	10.7	13.2	32.5	35.2
Interest expense, net	11.0	10.5	31.7	30.3
Income tax benefit	(9.5)	(8.8)	(29.3)	(12.5)
Customer billings less incremental direct costs from contracts deferred under ASC 985-605 (net of amortization)	22.7	17.8	66.7	38.9
Restructuring costs	8.9	6.1	18.7	8.2
Management fees	0.9	0.8	2.5	2.2
Acquisition-related costs	0.3	—	1.0	—
Loss on debt extinguishment	—	—	5.9	—
Other nonrecurring items	—	3.3	0.4	3.3

Adjusted EBITDA	$20.8	$20.6	$73.0	$76.2

	Fiscal Quarter Ended December 26, 2009	Fiscal Quarter Ended December 27, 2008	Nine Months Ended December 26, 2009	Nine Months Ended December 27, 2008
Gross profit	$28.3	$21.2	$90.9	$108.2
Customer billings less incremental direct costs from contracts deferred under ASC 985-605 (net of amortization)	22.7	17.8	66.7	38.9
Acquisition-related costs	—	—	0.2	—
Accelerated amortization of software development costs	—	3.4	—	3.4
Other nonrecurring items	—	3.3	—	3.3

Adjusted Gross Profit	$51.0	$45.7	$157.8	$153.8

(2) Book-to-bill

Book-to-bill is calculated as orders received during the quarter divided by Adjusted Net Sales.

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FISCAL 2010 THIRD QUARTER UNAUDITED GAAP FINANCIAL STATEMENTS

SENSUS (BERMUDA 2) LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share and share data)

	December 26, 2009	March 31, 2009
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$32.0	$37.9
Accounts receivable:
Trade, net of allowance for doubtful accounts of $1.3 and $1.2, respectively	97.5	112.8
Other	1.5	2.9
Inventories, net	73.8	66.4
Prepayments and other current assets	17.9	11.8
Deferred income taxes	7.2	6.5
Deferred costs	21.1	10.6

Total current assets	251.0	248.9
Property, plant and equipment, net	137.7	131.5
Intangible assets, net	192.2	187.3
Goodwill	436.1	394.5
Deferred income taxes	64.6	39.5
Deferred costs	168.8	88.7
Other long-term assets	24.2	21.9

Total assets	$1,274.6	$1,112.3

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES:
Accounts payable	$84.7	$87.1
Accruals and other current liabilities	100.0	80.7
Current portion of long-term debt	29.5	38.5
Short-term borrowings	4.5	4.9
Income taxes payable	—	2.9
Restructuring accruals	17.2	7.3
Deferred revenue	37.4	19.0

Total current liabilities	273.3	240.4
Long-term debt, less current portion	439.1	395.5
Pensions	49.3	44.4
Deferred income taxes	76.6	76.4
Deferred revenue	289.9	149.8
Other long-term liabilities	24.3	27.6

Total liabilities	1,152.5	934.1

STOCKHOLDER’S EQUITY:
Common stock, par value $1.00 per share, 12,000 shares authorized, issued and outstanding	—	—
Paid-in capital	251.5	245.4
Accumulated deficit	(138.4)	(79.3)
Accumulated other comprehensive income	4.0	0.2

Total stockholder’s equity	117.1	166.3

Noncontrolling interest	5.0	11.9

Total equity	122.1	178.2

Total liabilities and equity	$1,274.6	$1,112.3

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SENSUS (BERMUDA 2) LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions)

(unaudited)

	Fiscal Quarter Ended December 26, 2009	Fiscal Quarter Ended December 27, 2008	Nine Months Ended December 26, 2009	Nine Months Ended December 27, 2008
NET SALES	$140.4	$140.4	$438.7	$501.7
COST OF SALES	112.1	119.2	347.8	393.5

GROSS PROFIT	28.3	21.2	90.9	108.2
OPERATING EXPENSES:
Selling, general and administrative expenses	38.0	30.9	109.9	98.7
Restructuring costs	8.9	6.1	18.7	8.2
Amortization of intangible assets	3.1	3.4	8.9	10.6
Loss on debt extinguishment	—	—	5.9	—
Acquisition-related costs	0.3	—	1.0	—
Other operating expense, net	0.7	0.9	2.5	2.2

OPERATING LOSS	(22.7)	(20.1)	(56.0)	(11.5)
NON-OPERATING (EXPENSE) INCOME:
Interest expense, net	(11.0)	(10.5)	(31.7)	(30.3)
Other (expense) income, net	—	(0.5)	1.3	(0.1)

LOSS BEFORE INCOME TAXES	(33.7)	(31.1)	(86.4)	(41.9)
BENEFIT FOR INCOME TAXES	(9.5)	(8.8)	(29.3)	(12.5)

CONSOLIDATED NET LOSS	(24.2)	(22.3)	(57.1)	(29.4)
LESS: NET INCOME ATTRIBUTABLE TO THE NONCONTROLLING INTEREST	(0.4)	(0.7)	(2.0)	(1.8)

NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(24.6)	$(23.0)	$(59.1)	$(31.2)

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SENSUS (BERMUDA 2) LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(unaudited)

	Nine Months Ended December 26, 2009	Nine Months Ended December 27, 2008
OPERATING ACTIVITIES:
Consolidated net loss	$(57.1)	$(29.4)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	19.5	19.1
Amortization of intangible assets	8.9	10.6
Amortization of software development costs	4.1	5.5
Amortization of deferred financing costs	2.3	2.4
Deferred income tax	(26.7)	—
Net gain on sale of assets	—	(0.2)
Net (gain) loss on foreign currency transactions	(0.6)	0.4
Loss on debt extinguishment	5.9	—
Changes in assets and liabilities used in operations, net of effects of acquisitions:
Trade accounts receivable	19.5	(2.7)
Inventories	(4.4)	(5.9)
Other current assets	0.9	2.1
Accounts payable, accruals and other current liabilities	(4.7)	(4.3)
Income taxes payable	(7.7)	(15.2)
Deferred revenue less deferred costs primarily from long-term AMI electric and gas contracts	66.7	38.9
Other	2.5	0.7

Net cash provided by operating activities	29.1	22.0
INVESTING ACTIVITIES:
Expenditures for property, plant and equipment	(22.1)	(17.3)
Purchases of intangible assets	(6.7)	(0.4)
Software development costs	(6.1)	(5.8)
AMDS contingent payments	(13.4)	(4.6)
Telemetric acquisition	(7.1)	—
Proceeds from sale of assets	—	0.2

Net cash used in investing activities	(55.4)	(27.9)
FINANCING ACTIVITIES:
Principal payment on short-term borrowings	(0.4)	—
Increase in short-term borrowings	—	9.3
Proceeds from debt issuance	35.0	—
Debt issuance costs	(8.8)	—
Purchase of PDC Rongtai noncontrolling interest	(6.0)	—
Principal payments on debt	(0.4)	(11.7)

Net cash provided by (used in) financing activities	19.4	(2.4)
Effect of exchange rate changes on cash	1.0	(1.7)

DECREASE IN CASH AND CASH EQUIVALENTS	(5.9)	(10.0)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	$37.9	$37.6

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$32.0	$27.6

SUPPLEMENTAL DISCLOSURES OF CASH FLOW:
Cash paid during the period for:
Interest	$32.9	$32.5

Income taxes, net of refunds	$5.0	$2.6

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SENSUS (BERMUDA 2) LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(unaudited)

	Fiscal Quarter Ended December 26, 2009	Fiscal Quarter Ended December 27, 2008
OPERATING ACTIVITIES:
Consolidated net loss	$(24.2)	$(22.3)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	6.8	5.2
Amortization of intangible assets	3.1	3.4
Amortization of software development costs	0.8	4.6
Amortization of deferred financing costs	0.8	0.7
Deferred income taxes	(8.9)	—
Net gain on sale of assets	—	(0.2)
Net (gain) loss on foreign currency transactions	(0.1)	0.8
Changes in assets and liabilities used in operations, net of effects of acquisition:
Trade accounts receivable	6.8	3.7
Inventories	(7.6)	(3.7)
Other current assets	(1.7)	2.0
Accounts payable, accruals and other current liabilities	10.6	(2.0)
Income taxes payable	(1.5)	(9.4)
Deferred revenue less deferred costs primarily from long-term AMI electric and gas contracts	22.7	17.6
Other	3.3	—

Net cash provided by operating activities	10.9	0.4
INVESTING ACTIVITIES:
Expenditures for property, plant and equipment	(7.7)	(4.6)
Purchases of intangible assets	(2.8)	(0.4)
Software development costs	(1.7)	(2.2)
Telemetric acquisition	(0.3)	—
Proceeds from sale of assets	—	0.2

Net cash used in investing activities	(12.5)	(7.0)
FINANCING ACTIVITIES:
Principal payment on short-term borrowings	(0.4)	—
Increase in short-term borrowings	—	9.1
Principal payments on debt	—	(0.5)

Net cash (used in) provided by financing activities	(0.4)	8.6
Effect of exchange rate changes on cash	—	(1.8)

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2.0)	0.2
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	$34.0	$27.4

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$32.0	$27.6

SUPPLEMENTAL DISCLOSURES OF CASH FLOW:
Cash paid during the period for:
Interest	$14.4	$14.6

Income taxes, net of refunds	$0.8	$0.5

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